UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 24, 2020 (November 23, 2020)

 THIRD POINT REINSURANCE LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36052	98-1039994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Point House
3 Waterloo Lane
Pembroke HM 08 Bermuda
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: +1 441 542-3300
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, $0.10 par value	TPRE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submissions of Matters to a Vote of Security Holders.
As previously announced, Third Point Reinsurance Ltd. (the "Company") held a Special General Meeting of Shareholders on November 23, 2020 (the "Special Meeting").

Set forth below is a brief description of each matter voted upon at the Special Meeting and the results of voting on each such matter. The proposals are described in more detail in the registration statement on Form S-4 dated September 23, 2020, which was subsequently amended and declared effective by the SEC on October 23, 2020 (the “Form S-4”), which includes a prospectus of the Company and a proxy statement of Sirius International Insurance Group Ltd. (“Sirius Group”) (the “Joint Proxy Statement/Prospectus”).

1.     The Company's shareholders approved the issuance of the Company’s Common Shares, par value $0.10 per share (the “Common Shares”), including the issuance of the Common Shares upon, if applicable, conversion of the Series A Preference Shares pursuant to the Series A Preference Shares Certificate of Designation, exercise of the Warrants pursuant to the Warrant Agreement and settlement of the Upside Rights pursuant to their terms (the “Share Issuance Proposal”), to Sirius Group shareholders as consideration in the merger between the Company, Sirius Group and Yoga Merger Sub Limited (the “Merger”) contemplated by the agreement and plan of merger dated August 6, 2020 (the “Merger Agreement”).

For	Against	Abstain	Broker Non-Votes
76,966,332	643,582	331,021	0

2.     The Company's shareholders approved the issuance of the Common Shares to Daniel S. Loeb pursuant to the equity commitment letter between the Company, Third Point Opportunities Master Fund Ltd. and Daniel S. Loeb, dated August 6, 2020.

For	Against	Abstain	Broker Non-Votes
76,907,374	653,519	380,042	0

3.     The Company's shareholders approved certain changes to Bye-laws 24.2 through 24.8 and Bye-law 27 of the Company’s existing Amended & Restated Bye-laws (the “Bye-laws”) to clarify the procedures by which shareholders may submit shareholder proposals and director nominations for the annual general meetings or, if applicable, special general meetings.

For	Against	Abstain	Broker Non-Votes
57,294,159	20,394,663	252,113	0

4.     The Company's shareholders approved (i) the deletion of Bye-law 40.3 of the Bye-laws to remove certain rights of historical investors to appoint directors to the board of directors of the Company and (ii) the deletion of Bye-law 44.1 of the Bye-laws related to the removal of directors prior to the Effective Date (as defined therein) which is no longer relevant as the Effective Date has passed.

For	Against	Abstain	Broker Non-Votes
77,221,345	488,286	231,304	0

5.     The Company's shareholders approved the amendment or addition of Bye-laws 56.2, 56.3 and 56.4 of the Bye-laws to provide that a director with a conflict of interest must declare that interest, but that the director is not required to recuse himself or herself from the vote.

For	Against	Abstain	Broker Non-Votes
72,667,441	5,051,867	221,627	0

6.     The Company's shareholders did not approve the amendment of Bye-law 81.1 of the Bye-laws to remove the requirement that certain historical investors consent to amendments to the Bye-laws that have a material adverse effect on that investor. This proposal required the affirmative vote of not less than 66.67% of the votes attaching to all the Company’s shares in issue, which vote was not obtained. As a result, the amendments described in this proposal will not be made.

For	Against	Abstain	Broker Non-Votes
48,735,628	28,979,306	226,001	0

7.     The Company's shareholders approved (i) the deletion of Bye-laws 7.1 and 7.2 of the Bye-laws to remove certain rights of historical investors to approve certain affiliate transactions, (ii) the deletion of Bye-law 43.5 of the Bye-laws to remove certain rights of historical investors to appoint a board observer, (iii) the amendment of Bye-law 82 of the Bye-laws to remove the requirement that certain historical investors consent to amendments to the memorandum of association that have a material adverse effect on that investor, and (iv) the amendment of Bye-law 82 to delete certain approval thresholds that are no longer relevant as the Effective Date (as defined therein) has passed.

For	Against	Abstain	Broker Non-Votes
48,759,507	28,956,605	224,823	0

8.    The Company's shareholders approved the other changes to the Bye-laws described in the Joint Proxy Statement/Prospectus effective upon the completion of the merger and to adopt the bye-laws as the bye-laws of the Company in substitution for and to the exclusion of all the Bye-laws thereof, conditional upon consummation of the Merger contemplated by the Merger Agreement.

For	Against	Abstain	Broker Non-Votes
73,001,820	4,717,621	221,494	0

9.     The Company's shareholders approved the change of the Company’s name to “SiriusPoint Ltd.” upon consummation of the Merger.

For	Against	Abstain	Broker Non-Votes
76,966,988	752,020	221,927	0

10.     The Company's shareholders approved giving the Chairman of the Board of Directors of the Company authority to adjourn the Special Meeting one or more times if necessary to solicit additional proxies if there were not sufficient votes to approve the Share Issuance Proposal at that time or at any adjournment or postponement thereof.

For	Against	Abstain	Broker Non-Votes
73,302,907	4,415,859	222,169	0

Item 8.01	Other Events.
On November 24, 2020, the Company issued a press release regarding the results of its Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated November 24, 2020.
101	Pursuant to Rule 406 of Regulation S-T, the cover page information in formatted in Inline XBRL
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 2020	/s/ Janice R. Weidenborner
	Name:	Janice R. Weidenborner
	Title:	EVP, Group General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 24, 2020.
101	Pursuant to Rule 406 of Regulation S-T, the cover page information in formatted in Inline XBRL
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101)